(BULL LOGO)
Merrill Lynch Investment Managers




Semi-Annual Report
June 30, 2002



Merrill Lynch
Global Value Fund, Inc.



www.mlim.ml.com



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Global Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MERRILL LYNCH GLOBAL VALUE FUND, INC.



Officers and
Directors

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe Sudarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Robert C. Doll, Jr., Senior Vice President
Walid Kassem, Vice President and Portfolio Manager
William Patzer, Vice President and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Susan B. Baker, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



On March 31, 2002, Stephen I. Silverman retired from Merrill Lynch Investment Managers, L.P. (MLIM) after a 19-year career span. Mr. Silverman joined MLIM in 1983 as Senior Portfolio Manager of Merrill Lynch Pacific Fund, Inc. He managed Merrill Lynch Global Value Fund, Inc. since its inception in 1996. Mr. Silverman played a guiding role and was a mentor to numerous investment professionals over the years. Mr. Silverman's colleagues at MLIM join the Fund's Board of Directors in thanking him for his many contributions and wishing him well in his retirement.

We are pleased to announce that Walid Kassem and William Patzer have been named Portfolio Managers and are responsible for the day-to-day management of Merrill Lynch Global Value Fund, Inc. Mr. Kassem and Mr. Patzer have been Senior Fund Analysts for the Fund since its inception in 1996.




Merrill Lynch Global Value Fund, Inc., June 30, 2002



DEAR SHAREHOLDER

For the six months ended June 30, 2002, Merrill Lynch Global Value Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of -14.11%, -14.51%, -14.61% and -14.15%, respectively, underperforming its unmanaged benchmark, the Morgan Stanley Capital International (MSCI) World Index, which returned -8.82%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.)

The poor performance of the benchmark Index was predominantly a result of the falling U.S. market, which was down 13.16%, as measured by the unmanaged Standard & Poor's 500 Index. In Europe, markets performed poorly as well with a total return of -15.27% as measured by the MSCI Europe Index, but the appreciation of European currencies raised U.S. dollar returns to -5.83%, which benefited the Fund. In Japan, the stock market rose 1.16% (+10.95% in U.S. dollars) as measured by the Nikkei Index, ahead of Fund performance. However, our partially hedged position prevented us from benefiting from most of the yen appreciation. The Fund's underperformance overall was a result mostly of individual stock selection rather than regional allocation.

Market Review
The U.S. market was down because of the decline in revenues and profits following last year's brief economic contraction, misrepresentation of accounts at Enron Corporation and other companies, and a return to lower, more historically typical valuation of stocks, especially for technology-related stocks. Europe tended to follow the U.S. market, both in terms of economic conditions and stock market prices. The Japanese stock market performed relatively better as a result of some government prompting of equity buying and on hopes that the economy finally would recover from a decade-long stagnation.

The U.S. market correction, though painful, should lead to an environment more favorable to our style of investing, whereby we seek slightly undervalued companies that we believe have good economics and good management, anticipating the collection of fairly predictable gains over extended periods of time. An environment with moderate price swings is one in which fundamental research can provide an advantage, as the correct identification and pricing of businesses becomes more important than identification and timing of investment trends. Finding stocks that appreciate gradually has been difficult in the bubble market that lasted until March 2000, or in the bear market that has lasted since then. Moderately priced companies were difficult to find during the bubble period. During the recent market decline, the stocks of companies with no serious issues dropped so much as to at times deter investors from making initial sizable investments in new companies. However, after a prolonged decline period, large, high-quality companies such as General Electric Company, Pfizer Inc., Cisco Systems, Inc., Intel Corporation and many others, are currently selling at reasonable multiples of price-to-earnings of about 20 or less. This general decline in valuations creates many opportunities that we have started to take advantage of selectively.

However, in the specific area of technology companies, we cannot ignore the sharp short-term fluctuations in revenues and profits, which are caused by cyclical demand for products by businesses and sharp declines in unit prices because of technology advances. This happened with our Lattice Semiconductor Corporation holding, as well as most companies in other technology sectors such as communications equipment, software, computer systems, storage and manufacturing. We are presently giving more weight to short-term prospects when investing in technology companies.

Portfolio Matters
The poor relative performance of the Fund for the six months ended June 30, 2002 was a result mostly of just three stocks, namely El Paso Corporation, The AES Corporation and Lattice Semiconductor Corporation. Their effect was too large to be compensated by our best performers, namely Allied Irish Banks, Danske Bank and Nestle SA. The stocks with the largest impact on performance, good or bad, naturally tend to be large positions, which is a familiar situation with the Fund. In the first six months of 1999, for example, the roles of these same stocks were reversed, except for El Paso, which we did not hold at the time.

The AES Corporation, El Paso Corporation and Lattice Semiconductor Corporation had large declines in the first half of 2002, in both absolute and relative terms. AES, a global power company, suffered a decline of revenues because of currency devaluation in Argentina and Brazil, and because its investment in a large coal plant in the United Kingdom did not meet its return expectations. AES' stock also suffered from the perceived difficulty of renewing next year's debt, with concerns about stock and debt reinforcing one another. We believe that AES has a reliable stream of future revenues and will remain profitable, and that it should be able to renew its debt next year. El Paso Corporation, the Texas-based natural gas producer and pipeline operator, was affected by the difficulty of financing its troubled trading operations. We believe that the core businesses are good and that El Paso will recover from its trading and financing problems, but we reduced our holdings, correctly in retrospect, because of the mutually reinforcing negative influence of debt and equity prices.

Lattice Semiconductor, a producer of programmable logic device semiconductor chips, suffered a sharp decline in revenues from telecommunications equipment manufacturers, with total revenues in the first quarter of 2002 declining by 47% from the previous year. This compared to 40% for its closest competitor Altera Corporation, and the stock of Lattice Semiconductor declined proportionally even more, which made it a poor selection within a poor sector. We believe the long-term prospects of Lattice Semiconductor remain good, but we are currently maintaining a smaller position to lessen the impact of volatility.

Investment Strategy
We continue to believe that the strategy of having concentrated investments in companies is a good one and has served us well since the inception of the Fund in 1996. It allows us to devote time to better understand the businesses of our individual investments, focusing only on the companies that we prefer. We have reduced concentration somewhat to ensure more stable performance, with no detriment to our ability to focus research on only the most attractive stocks. Also, with a less concentrated and more gradual investment approach, we can take advantage of relative price declines if they occur.

We seek to invest in companies that have high return on capital, pricing power, good growth prospects, competent and honest managers, and that are selling for less than their intrinsic worth. We strive to hold the stock of such companies indefinitely, to benefit from profit growth over the years, with possibly some revaluation of the stock by the market.

The first half of 2002 has been a difficult period for investing and someone may ask anew whether investing in stocks is a good thing. We do remain hopeful about the outlook for stocks, certainly much more so since valuations have returned to more reasonable levels. We believe that ownership of stocks will remain a key feature of advanced economies, because of their flexibility in dividing ownership among many participants, despite some inevitable divergence between the interests of company managers and those of shareholders. Enriching managers at the expense of shareholders, while unfortunate, probably cannot be eliminated totally by legislation and regulation, but may be avoided through careful choice of companies. A central tenet of our investing is to focus on managers we believe we can trust.

We think that we are currently in the midst of a promising period for investing, as many profitable, growing and well-managed companies are available at reasonable prices. We have made many additions to the Fund during the last six months, with the general effect of having a more balanced portfolio across securities and industry sectors. These more diversified securities eliminate an excessive reliance on some individual securities, and provide us with a good platform from which to incrementally focus our investments. Freddie Mac and Pfizer Inc. are two good examples of the additions we have made. Freddie Mac, along with Fannie Mae, is an undisputed leader of the mortgage-backed security market, a leadership that has allowed it to grow profitably for many years. Despite its regular success, Freddie Mac continues to sell at a low price relative to its earnings. In pharmaceuticals, Pfizer also is the clear leader, and is both profitable and growing. Through Pfizer, we invested in a sector that we always liked, but had been too expensive until now.

In Conclusion
We thank you for your continued support of Merrill Lynch Global
Value Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Walid Kassem)
Walid Kassem
Vice President and Portfolio Manager



(William Patzer)
William Patzer
Vice President and Portfolio Manager



August 13, 2002



Merrill Lynch Global Value Fund, Inc., June 30, 2002


PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent
Performance
Results
                                                       6-Month            12-Month        Since Inception
As of June 30, 2002                                  Total Return       Total Return        Total Return
ML Global Value Fund, Inc. Class A Shares*              -14.11%            -20.85%             +32.23%
ML Global Value Fund, Inc. Class B Shares*              -14.51             -21.62              +24.89
ML Global Value Fund, Inc. Class C Shares*              -14.61             -21.65              +24.79
ML Global Value Fund, Inc. Class D Shares*              -14.15             -20.98              +30.49
MSCI World Index**                                      - 8.82             -15.22              +16.50

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's inception date is 11/01/96.
**This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 22 countries, including the United
States. Since inception total return is from 11/30/96.


Average Annual
Total Return

                                     % Return Without   % Return With
                                       Sales Charge     Sales Charge**

Class A Shares*

One Year Ended 6/30/02                    -20.85%        -25.00%
Five Years Ended 6/30/02                  + 2.62         + 1.52
Inception (11/01/96) through 6/30/02      + 5.06         + 4.06

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return          % Return
                                       Without CDSC      With CDSC**

Class B Shares*

One Year Ended 6/30/02                    -21.62%        -24.66%
Five Years Ended 6/30/02                  + 1.59         + 1.29
Inception (11/01/96) through 6/30/02      + 4.00         + 3.87

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return          % Return
                                       Without CDSC      With CDSC**

Class C Shares*

One Year Ended 6/30/02                    -21.65%        -22.40%
Five Years Ended 6/30/02                  + 1.57         + 1.57
Inception (11/01/96) through 6/30/02      + 3.99         + 3.99

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without   % Return With
                                       Sales Charge     Sales Charge**

Class D Shares*

One Year Ended 6/30/02                    -20.98%        -25.13%
Five Years Ended 6/30/02                  + 2.37         + 1.27
Inception (11/01/96) through 6/30/02      + 4.81         + 3.82

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



SCHEDULE OF INVESTMENTS                                                                                     (in U.S. dollars)
NORTH                              Shares                                                                          Percent of
AMERICA      Industries             Held                     Investments                  Cost          Value      Net Assets
Canada       Metals & Mining         172,600  Alcan Aluminium Ltd.                   $    7,020,172   $    6,475,952    0.6%
             Oil & Gas             2,583,600  Suncor Energy, Inc.                        38,613,732       45,186,245    4.3
                                                                                      -------------    -------------  ------
                                              Total Investments in Canada                45,633,904       51,662,197    4.9


United       Aerospace &              77,000  General Dynamics Corporation                7,064,169        8,188,950    0.8
States       Defense                 176,000  Honeywell International Inc.                7,054,993        6,200,480    0.6
                                      95,000  United Technologies Corporation             7,057,225        6,450,500    0.6
                                                                                      -------------    -------------  ------
                                                                                         21,176,387       20,839,930    2.0

             Airlines                174,600  ++Continental Airlines, Inc. (Class B)      3,547,736        2,755,188    0.3

             Banks                   194,000  City National Corporation                   9,995,719       10,427,500    1.0
                                     150,500  Comerica Incorporated                       9,827,605        9,240,700    0.9
                                     369,300  SouthTrust Corporation                      9,555,825        9,646,116    0.9
                                                                                      -------------    -------------  ------
                                                                                         29,379,149       29,314,316    2.8

             Chemicals               288,500  E.I. du Pont de Nemours and Company        13,969,487       12,809,400    1.2

             Communications          380,000  ++Extreme Networks, Inc.                    3,533,354        3,834,200    0.4
             Equipment             1,579,300  ++Foundry Networks, Inc.                   11,816,457       11,086,686    1.0
                                     493,480  Motorola, Inc.                              6,906,330        7,115,982    0.7
                                                                                      -------------    -------------  ------
                                                                                         22,256,141       22,036,868    2.1



Merrill Lynch Global Value Fund, Inc., June 30, 2002

SCHEDULE OF INVESTMENTS (continued)                                                                         (in U.S. dollars)
NORTH
AMERICA                            Shares                                                                          Percent of
(concluded)  Industries             Held                     Investments                  Cost          Value      Net Assets
United       Computers &             390,818  Hewlett-Packard Company                 $   6,583,476    $   5,971,699    0.6%
States       Peripherals             946,600  ++Sun Microsystems, Inc.                    5,912,971        4,733,000    0.4
(concluded)                                                                           -------------    -------------  ------
                                                                                         12,496,447       10,704,699    1.0

             Diversified             316,300  ++Affiliated Managers Group, Inc.          19,125,972       19,452,450    1.9
             Financials               46,000  The Bear Stearns Companies Inc.             2,821,479        2,815,200    0.3
                                     195,200  Capital One Financial Corporation          11,892,872       11,916,960    1.1
                                     172,000  Citigroup Inc.                              8,505,933        6,665,000    0.6
                                      54,200  Fannie Mae                                  4,303,550        3,997,250    0.4
                                     416,000  Freddie Mac                                27,192,310       25,459,200    2.4
                                      66,000  Lehman Brothers Holdings, Inc.              4,291,234        4,126,320    0.4
                                                                                      -------------    -------------  ------
                                                                                         78,133,350       74,432,380    7.1

             Diversified             738,200  ALLTEL Corporation                         40,203,659       34,695,400    3.3
             Telecommunication
             Services

             Electronic              309,148  Solectron Corp. (Convertible Preferred)     6,606,852        5,521,383    0.5
             Equipment &
             Instruments

             Energy                  200,780  ++Noble Corporation                         8,129,959        7,750,107    0.7
             Equipment &
             Service

             Food & Drug             400,000  ++Safeway Inc.                             14,287,560       11,676,000    1.1
             Retailing

             Food Products           100,000  ConAgra, Inc.                               2,478,235        2,765,000    0.3
                                     210,000  ++Dean Foods Company                        7,822,766        7,833,000    0.7
                                                                                      -------------    -------------  ------
                                                                                         10,301,001       10,598,000    1.0

             Gas Utilities           483,600  El Paso Corporation                        21,849,166        9,966,996    0.9
                                   1,138,457  ++Kinder Morgan Management, LLC            37,711,570       34,722,939    3.3
                                                                                      -------------    -------------  ------
                                                                                         59,560,736       44,689,935    4.2

             Insurance             1,246,100  ACE Limited                                43,602,841       39,376,760    3.8
                                   2,806,000  ++Conseco, Inc.                            10,101,043        5,612,000    0.5
                                                                                      -------------    -------------  ------
                                                                                         53,703,884       44,988,760    4.3

             Machinery               120,000  Caterpillar Inc.                            7,080,003        5,874,000    0.6
                                     280,770  ++SPX Corporation                          24,087,292       32,990,475    3.1
                                                                                      -------------    -------------  ------
                                                                                         31,167,295       38,864,475    3.7

             Media                   496,000  ++Clear Channel Communications, Inc.       21,578,161       15,881,920    1.5
                                     893,790  ++Comcast Corporation (Class A)            32,532,497       21,299,016    2.0
                                     104,300  Gannett Co., Inc.                           8,032,132        7,916,370    0.8
                                     273,100  ++Viacom, Inc. (Class B)                   13,372,328       12,117,447    1.1
                                                                                      -------------    -------------  ------
                                                                                         75,515,118       57,214,753    5.4

             Multi-Utilities &     4,433,157  ++The AES Corporation                      64,673,495       24,027,711    2.3
             Unregulated Power

             Multiline Retail         99,700  ++BJ's Wholesale Club, Inc.                 4,303,025        3,838,450    0.4
                                     329,700  J.C. Penney Company, Inc.                   7,249,951        7,259,994    0.7
                                                                                      -------------    -------------  ------
                                                                                         11,552,976       11,098,444    1.1

             Oil & Gas               114,725  Anadarko Petroleum Corporation              6,880,127        5,655,943    0.6

             Pharmaceuticals         527,000  Johnson & Johnson                          22,814,445       27,541,020    2.6
                                     455,000  Pfizer Inc.                                16,528,748       15,925,000    1.5
                                                                                      -------------    -------------  ------
                                                                                         39,343,193       43,466,020    4.1

             Semiconductor           241,900  ++Advanced Micro Devices, Inc.              3,399,672        2,351,268    0.2
             Equipment &           3,507,038  ++Lattice Semiconductor Corporation        40,496,221       30,476,160    2.9
             Products                                                                 -------------    -------------  ------
                                                                                         43,895,893       32,827,428    3.1

             Software                671,100  Computer Associates International, Inc.    13,491,813       10,663,779    1.0

             Specialty Retail        161,600  ++Office Depot, Inc.                        3,111,352        2,714,880    0.3

                                              Total Investments in the
                                              United States                             663,383,610      559,345,799   53.2


                                              Total Investments in North America        709,017,514      611,007,996   58.1


PACIFIC
BASIN


Japan        Auto Components       1,020,000  Toyota Industries Corporation              18,576,026       16,568,830    1.6

             Electronic              101,400  Murata Manufacturing Co., Ltd.              2,688,084        6,514,100    0.6
             Equipment &
             Instruments

             Insurance             3,355,000  Aioi Insurance Company, Limited            13,412,140        7,417,612    0.7
                                       2,601  ++Millea Holdings, Inc.                    30,264,451       21,351,881    2.0
                                   4,091,360  Mitsui Marine and Fire
                                              Insurance Company, Ltd.                    25,327,373       22,016,746    2.1
                                                                                      -------------    -------------  ------
                                                                                         69,003,964       50,786,239    4.8

             Multiline Retail        167,000  Ito-Yokado Co., Ltd.                       13,473,111        8,359,753    0.8

             Office Electronics      827,000  Canon, Inc.                                18,138,468       31,255,715    3.0

                                              Total Investments in the Pacific Basin    121,879,653      113,484,637   10.8


WESTERN
EUROPE


Denmark      Banks                 3,357,600  Danske Bank                                44,031,927       61,823,153    5.9

                                              Total Investments in Denmark               44,031,927       61,823,153    5.9


Finland      Paper & Forest          228,000  UPM-Kymmene Oyj                             8,521,423        8,975,387    0.9
             Products

                                              Total Investments in Finland                8,521,423        8,975,387    0.9


France       Chemicals                52,144  Air Liquide                                 6,947,041        8,023,259    0.7

             Oil & Gas               115,640  TotalFinaElf SA                            18,012,900       18,775,477    1.8

                                              Total Investments in France                24,959,941       26,798,736    2.5


Germany      Industrial              174,000  Siemens AG                                 11,604,816       10,439,425    1.0
             Conglomerates

             Multiline Retail        268,400  Metro AG                                    8,790,329        8,217,227    0.8

                                              Total Investments in Germany               20,395,145       18,656,652    1.8


Greece       Diversified             352,130  Hellenic Telecommunications
             Telecommunication                Organization SA (OTE)                       7,327,228        5,564,217    0.5
             Services              1,982,880  Hellenic Telecommunications
                                              Organization SA (OTE)(ADR)*                22,589,698       15,486,293    1.5
                                                                                      -------------    -------------  ------
                                              Total Investments in Greece                29,916,926       21,050,510    2.0


Merrill Lynch Global Value Fund, Inc., June 30, 2002


SCHEDULE OF INVESTMENTS (concluded)                                                                         (in U.S. dollars)
WESTERN
EUROPE                             Shares                                                                          Percent of
(concluded) Industries              Held                     Investments                  Cost          Value      Net Assets
Ireland      Banks                 4,807,700  Allied Irish Banks PLC                  $  38,103,605    $  63,861,737    6.0%
                                      28,500  Allied Irish Banks PLC (ADR)*                 482,133          750,975    0.1
                                                                                      -------------    -------------  ------
                                              Total Investments in Ireland               38,585,738       64,612,712    6.1


Netherlands  Air Freight             196,800  TNT Post Group NV                           4,166,727        4,445,006    0.4
             & Logistics
                                              Total Investments in the Netherlands        4,166,727        4,445,006    0.4


Spain        Gas Utilities           328,000  Gas Natural SDG, SA 'E'                     6,170,863        6,316,690    0.6

                                              Total Investments in Spain                  6,170,863        6,316,690    0.6


Switzerland  Food Products           203,800  Nestle SA (Registered Shares)              21,672,057       47,516,361    4.5

                                              Total Investments in Switzerland           21,672,057       47,516,361    4.5


United       Banks                 1,835,000  Lloyds TSB Group PLC                       19,852,848       18,265,001    1.7
Kingdom
             Oil & Gas             2,334,500  Shell Transport & Trading Company          18,211,294       17,614,468    1.7

             Road & Rail           2,149,565  Railtrack Group PLC                        39,333,957        7,290,395    0.7

                                              Total Investments in the
                                              United Kingdom                             77,398,099       43,169,864    4.1


                                              Total Investments in Western
                                              Europe                                    275,818,846      303,365,071   28.8

SHORT-TERM                         Face
SECURITIES                        Amount                   Issue
             Commercial         $ 38,617,000  General Motors Acceptance Corp.,
             Paper**                          2.10%due 7/01/2002                         38,612,495       38,612,495    3.7

                                              Total Investments in Short-Term
                                              Securities                                 38,612,495       38,612,495    3.7


             Total Investments                                                       $1,145,328,508    1,066,470,199  101.4
                                                                                     ==============
             Unrealized Depreciation on Forward Foreign Exchange Contracts***                            (9,758,719)   (0.9)

             Liabilities in Excess of Other Assets                                                       (4,544,335)   (0.5)
                                                                                                      --------------  ------
             Net Assets                                                                               $1,052,167,145  100.0%
                                                                                                      ==============  ======


++Non-income producing security.
*American Depositary Receipts (ADR).
**Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
***Forward foreign exchange contracts as of June 30, 2002 were as follows:


Foreign                     Settlement             Unrealized
Currency Sold                  Date               Depreciation

YEN  12,000,000,000       September 2002            $(9,758,719)
                                                    ------------
Total Unrealized Depreciation on Forward
Foreign Exchange Contracts
(US$ Commitment--$90,682,385)                       $(9,758,719)
                                                    ============


See Notes to Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES
                    As of June 30, 2002
Assets:             Investments, at value (including securities loaned of
                    $194,491,765)(identified cost--$1,145,328,508)                                        $1,066,470,199
                    Investments held as collateral for loaned securities,
                    at value                                                                                 201,307,550
                    Cash                                                                                           6,974
                    Receivables:
                      Securities sold                                                    $    9,637,675
                      Dividends                                                               6,060,573
                      Loaned securities                                                         102,598
                      Capital shares sold                                                        89,447       15,890,293
                                                                                         --------------
                    Prepaid registration fees and other assets                                                   132,313
                                                                                                          --------------
                    Total assets                                                                           1,283,807,329
                                                                                                          --------------


Liabilities:        Unrealized depreciation on forward foreign exchange contracts                              9,758,719
                    Collateral on securities loaned, at value                                                201,307,550
                    Payables:
                      Securities purchased                                                   11,563,139
                      Capital shares redeemed                                                 4,245,242
                      Forward foreign exchange contracts                                      2,708,789
                      Distributor                                                               639,598
                      Investment adviser                                                        631,249       19,788,017
                                                                                         --------------
                    Accrued expenses and other liabilities                                                       785,898
                                                                                                          --------------
                    Total liabilities                                                                        231,640,184
                                                                                                          --------------

Net Assets:         Net assets                                                                            $1,052,167,145
                                                                                                          ==============

Net Assets          Class A Shares of Common Stock, $.10 par value,
Consist of:         100,000,000 shares authorized                                                         $      936,633
                    Class B Shares of Common Stock, $.10 par value,
                    300,000,000 shares authorized                                                              6,714,377
                    Class C Shares of Common Stock, $.10 par value,
                    100,000,000 shares authorized                                                              1,466,915
                    Class D Shares of Common Stock, $.10 par value,
                    100,000,000 shares authorized                                                              2,438,932
                    Paid-in capital in excess of par                                                       1,260,737,402
                    Accumulated investment loss--net                                     $ (19,911,971)
                    Accumulated realized capital losses on investments
                    and foreign currency transactions--net                                (111,953,544)
                    Unrealized depreciation on investments and foreign
                    currency transactions--net                                             (88,261,599)
                                                                                         --------------
                    Total accumulated losses--net                                                          (220,127,114)
                                                                                                          --------------
                    Net assets                                                                            $1,052,167,145
                                                                                                          ==============


Net Asset           Class A--Based on net assets of $86,029,365 and 9,366,332
Value:                       shares outstanding                                                           $         9.18
                                                                                                          ==============
                    Class B--Based on net assets of $609,589,834 and 67,143,771
                             shares outstanding                                                           $         9.08
                                                                                                          ==============
                    Class C--Based on net assets of $132,969,619 and 14,669,148
                             shares outstanding                                                           $         9.06
                                                                                                          ==============
                    Class D--Based on net assets of $223,578,327 and 24,389,321
                             shares outstanding                                                           $         9.17
                                                                                                          ==============


                    See Notes to Financial Statements.


Merrill Lynch Global Value Fund, Inc., June 30, 2002

STATEMENT OF OPERATIONS
                    For the Six Months Ended June 30, 2002
Investment          Dividends (net of $970,770 foreign withholding tax)                                   $   12,563,914
Income:             Interest                                                                                     524,238
                    Securities lending--net                                                                      482,866
                                                                                                          --------------
                    Total income                                                                              13,571,018
                                                                                                          --------------

Expenses:           Investment advisory fees                                             $    4,845,062
                    Account maintenance and distribution fees--Class B                        3,775,515
                    Account maintenance and distribution fees--Class C                          843,370
                    Transfer agent fees--Class B                                                772,320
                    Account maintenance fees--Class D                                           332,313
                    Transfer agent fees--Class D                                                235,918
                    Accounting services                                                         235,835
                    Custodian fees                                                              191,962
                    Transfer agent fees--Class C                                                175,687
                    Transfer agent fees--Class A                                                 90,871
                    Professional fees                                                            55,735
                    Printing and shareholder reports                                             45,956
                    Directors' fees and expenses                                                 27,093
                    Registration fees                                                            25,713
                    Pricing fees                                                                 10,646
                    Other                                                                        31,296
                                                                                         --------------
                    Total expenses                                                                            11,695,292
                                                                                                          --------------
                    Investment income--net                                                                     1,875,726
                                                                                                          --------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                     (30,186,413)
(Loss) on             Foreign currency transactions--net                                     22,748,882      (7,437,531)
Investments &                                                                            --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions          Investments--net                                                    (156,507,579)
--Net:                Foreign currency transactions--net                                   (31,142,656)    (187,650,235)
                                                                                         --------------   --------------
                    Total realized and unrealized loss on investments and
                    foreign currency transactions--net                                                     (195,087,766)
                                                                                                          --------------
                    Net Decrease in Net Assets Resulting from Operations                                  $(193,212,040)
                                                                                                          ==============

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Six        For the
                                                                                           Months Ended      Year Ended
                                                                                             June 30,       December 31,
                    Decrease in Net Assets:                                                    2002             2001
Operations:         Investment income (loss)--net                                        $    1,875,726  $   (5,331,584)
                    Realized loss on investments and foreign currency
                    transactions--net                                                       (7,437,531)     (49,075,834)
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency
                    transactions--net                                                     (187,650,235)    (260,629,203)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from operations                  (193,212,040)    (315,036,621)
                                                                                         --------------   --------------

Dividends &         Investment income--net:
Distributions to      Class A                                                               (1,760,930)               --
Shareholders:         Class B                                                               (1,356,633)               --
                      Class C                                                                 (482,405)               --
                      Class D                                                               (3,796,848)               --
                    Realized gain on investments--net:
                      Class A                                                                        --      (5,066,079)
                      Class B                                                                        --     (34,369,533)
                      Class C                                                                        --      (7,088,169)
                      Class D                                                                        --      (9,606,054)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (7,396,816)     (56,129,835)
                                                                                         --------------   --------------

Capital Share       Net decrease in net assets derived from capital share
Transactions:       transactions                                                          (270,588,558)    (416,139,782)
                                                                                         --------------   --------------

Net Assets:         Total decrease in net assets                                          (471,197,414)    (787,306,238)
                    Beginning of period                                                   1,523,364,559    2,310,670,797
                                                                                         --------------   --------------
                    End of period*                                                       $1,052,167,145   $1,523,364,559
                                                                                         ==============   ==============

                    *Accumulated investment loss--net                                    $ (19,911,971)   $ (14,390,881)
                                                                                         ==============   ==============

                    See Notes to Financial Statements.


Merrill Lynch Global Value Fund, Inc., June 30, 2002


FINANCIAL HIGHLIGHTS
                                                                                         Class A
                                                             For the Six
                                                                Months
The following per share data and ratios have been derived       Ended
from information provided in the financial statements.         June 30,            For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                           2002        2001          2000        1999         1998
Per Share           Net asset value, beginning of period       $    10.87 $    12.98   $    14.72  $    13.67    $    12.01
Operating                                                      ---------- ----------   ----------  ----------    ----------
Performance:        Investment income--net++                          .05        .06          .06         .07           .18
                    Realized and unrealized gain (loss) on
                    investments and foreign
                    currency transactions--net                     (1.56)     (1.82)          .02        1.32          3.00
                                                               ---------- ----------   ----------  ----------    ----------
                    Total from investment operations               (1.51)     (1.76)          .08        1.39          3.18
                                                               ---------- ----------   ----------  ----------    ----------
                    Less dividends and distributions:
                      Investment income--net                        (.18)         --           --       (.04)         (.14)
                      In excess of investment income--net              --         --        (.40)          --         (.20)
                      Realized gain on investments--net                --      (.35)       (1.42)       (.30)        (1.18)
                                                               ---------- ----------   ----------  ----------    ----------
                    Total dividends and distributions               (.18)      (.35)       (1.82)       (.34)        (1.52)
                                                               ---------- ----------   ----------  ----------    ----------
                    Net asset value, end of period             $     9.18 $    10.87   $    12.98  $    14.72    $    13.67
                                                               ========== ==========   ==========  ==========    ==========

Total Investment    Based on net asset value per share        (14.11%)+++   (13.74%)         .69%      10.44%        27.10%
Return:**                                                      ========== ==========   ==========  ==========    ==========

Ratios to Average   Expenses                                       1.02%*       .95%         .91%        .91%          .90%
Net Assets:                                                    ========== ==========   ==========  ==========    ==========
                    Investment income--net                         1.08%*       .51%         .42%        .51%         1.32%
                                                               ========== ==========   ==========  ==========    ==========

Supplemental        Net assets, end of period
Data:               (in thousands)                             $   86,029 $  117,724   $  194,765  $  195,511    $  202,980
                                                               ========== ==========   ==========  ==========    ==========
                    Portfolio turnover                             33.84%     37.06%       52.81%      70.93%        44.94%
                                                               ========== ==========   ==========  ==========    ==========

                                                                                         Class B
                                                             For the Six
                                                                Months
The following per share data and ratios have been derived       Ended
from information provided in the financial statements.         June 30,            For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                          2002         2001         2000        1999         1998
Per Share           Net asset value, beginning of period       $    10.64 $    12.84   $    14.50   $   13.61    $    11.97
Operating                                                      ---------- ----------   ----------  ----------    ----------
Performance:        Investment income (loss)--net++                --++++      (.06)        (.08)       (.07)           .06
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                              (1.54)     (1.79)          .02        1.30          2.96
                                                               ---------- ----------   ----------  ----------    ----------
                    Total from investment operations               (1.54)     (1.85)        (.06)        1.23          3.02
                                                               ---------- ----------   ----------  ----------    ----------
                    Less dividends and distributions:
                      Investment income--net                        (.02)         --           --       (.04)         (.08)
                      In excess of investment income--net              --         --        (.18)          --         (.12)
                      Realized gain on investments--net                --      (.35)       (1.42)       (.30)        (1.18)
                                                               ---------- ----------   ----------  ----------    ----------
                    Total dividends and distributions               (.02)      (.35)       (1.60)       (.34)        (1.38)
                                                               ---------- ----------   ----------  ----------    ----------
                    Net asset value, end of period             $     9.08 $    10.64   $    12.84  $    14.50    $    13.61
                                                               ========== ==========   ==========  ==========    ==========

Total Investment    Based on net asset value per share        (14.51%)+++   (14.60%)       (.29%)       9.29%        25.76%
Return:**                                                      ========== ==========   ==========  ==========    ==========

Ratios to Average   Expenses                                       2.05%*      1.97%        1.92%       1.93%         1.92%
Net Assets:                                                    ========== ==========   ==========  ==========    ==========
                    Investment income (loss)--net                   .04%*     (.50%)       (.59%)      (.51%)          .44%
                                                               ========== ==========   ==========  ==========    ==========

Supplemental        Net assets, end of period
Data:               (in thousands)                             $  609,590 $  902,441   $1,437,628  $1,818,746    $1,988,580
                                                               ========== ==========   ==========  ==========    ==========
                    Portfolio turnover                             33.84%     37.06%       52.81%      70.93%        44.94%
                                                               ========== ==========   ==========  ==========    ==========

                                                                                         Class C
                                                               For the Six
                                                                  Months
The following per share data and ratios have been derived         Ended
from information provided in the financial statements.           June 30,        For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                            2002       2001         2000       1999           1998
Per Share           Net asset value, beginning of period       $    10.64 $    12.83   $    14.50  $    13.61    $    11.97
Operating                                                      ---------- ----------   ----------  ----------    ----------
Performance:        Investment income (loss)--net++                --++++      (.06)        (.08)       (.07)           .06
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                              (1.55)     (1.78)          .01        1.30          2.96
                                                               ---------- ----------   ----------  ----------    ----------
                    Total from investment operations               (1.55)     (1.84)        (.07)        1.23          3.02
                                                               ---------- ----------   ----------  ----------    ----------
                    Less dividends and distributions:
                      Investment income--net                        (.03)         --           --       (.04)         (.08)
                      In excess of investment income--net              --         --        (.18)          --         (.12)
                      Realized gain on investments--net                --      (.35)       (1.42)       (.30)        (1.18)
                                                               ---------- ----------   ----------  ----------    ----------
                    Total dividends and distributions               (.03)      (.35)       (1.60)       (.34)        (1.38)
                                                               ---------- ----------   ----------  ----------    ----------
                    Net asset value, end of period             $     9.06 $    10.64   $    12.83  $    14.50    $    13.61
                                                               ========== ==========   ==========  ==========    ==========

Total Investment    Based on net asset value per share        (14.61%)+++   (14.53%)       (.33%)       9.29%        25.73%
Return:**                                                      ========== ==========   ==========  ==========    ==========

Ratios to Average   Expenses                                       2.05%*      1.97%        1.93%       1.94%         1.92%
Net Assets:                                                    ========== ==========   ==========  ==========    ==========
                    Investment income (loss)--net                   .05%*     (.52%)       (.59%)      (.52%)          .43%
                                                               ========== ==========   ==========  ==========    ==========

Supplemental        Net assets, end of period (in
Data:               thousands)                                 $  132,970 $  201,621   $  280,018  $  324,169    $  363,134
                                                               ========== ==========   ==========  ==========    ==========
                    Portfolio turnover                             33.84%     37.06%       52.81%      70.93%        44.94%
                                                               ========== ==========   ==========  ==========    ==========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.
+++Aggregate total investment return.
See Notes to Financial Statements.


Merrill Lynch Global Value Fund, Inc., June 30, 2002

FINANCIAL HIGHLIGHTS (concluded)
                                                                                         Class D
                                                               For the Six
                                                                  Months
The following per share data and ratios have been derived         Ended
from information provided in the financial statements.           June 30,         For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                            2002       2001         2000        1999          1998
Per Share           Net asset value, beginning of period       $    10.83 $    12.96   $    14.67  $    13.65    $    12.00
Operating                                                      ---------- ----------   ----------  ----------    ----------
Performance:        Investment income--net++                          .04        .03          .02         .03           .16
                    Realized and unrealized gain (loss)on
                    investments and foreign currency
                    transactions--net                              (1.56)     (1.81)          .01        1.33          2.98
                                                               ---------- ----------   ----------  ----------    ----------
                    Total from investment operations               (1.52)     (1.78)          .03        1.36          3.14
                                                               ---------- ----------   ----------  ----------    ----------
                    Less dividends and distributions:
                      Investment income--net                        (.14)         --           --       (.04)         (.12)
                      In excess of investment income--net              --         --        (.32)          --         (.19)
                      Realized gain on investments--net                --      (.35)       (1.42)       (.30)        (1.18)
                                                               ---------- ----------   ----------  ----------    ----------
                    Total dividends and distributions               (.14)      (.35)       (1.74)       (.34)        (1.49)
                                                               ---------- ----------   ----------  ----------    ----------
                    Net asset value, end of period             $     9.17 $    10.83   $    12.96  $    14.67    $    13.65
                                                               ========== ==========   ==========  ==========    ==========

Total Investment    Based on net asset value per share        (14.15%)+++   (13.92%)         .39%      10.23%        26.72%
Return:**                                                      ========== ==========   ==========  ==========    ==========

Ratios to Average   Expenses                                       1.27%*      1.20%        1.16%       1.16%         1.15%
Net Assets:                                                    ========== ==========   ==========  ==========    ==========
                    Investment income--net                          .84%*       .26%         .17%        .25%         1.19%
                                                               ========== ==========   ==========  ==========    ==========

Supplemental        Net assets, end of period (in
Data:               thousands)                                 $  223,578 $  301,579   $  398,260  $  418,499    $  427,113
                                                               ========== ==========   ==========  ==========    ==========
                    Portfolio turnover                             33.84%     37.06%       52.81%      70.93%        44.94%
                                                               ========== ==========   ==========  ==========    ==========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Global Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements--The Fund invests in securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.



Merrill Lynch Global Value Fund, Inc., June 30, 2002


NOTES TO FINANCIAL STATEMENTS (continued)

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(i) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .75%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                     Account        Distribution
                                 Maintenance Fee        Fee

Class B                                   .25%          .75%
Class C                                   .25%          .75%
Class D                                   .25%          --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended June 30, 2002, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                FAMD       MLPF&S

Class A                        $  11      $    210
Class D                        $1,560     $ 23,586


For the six months ended June 30, 2002, MLPF&S received contingent deferred sales charges of $319,490 and $4,462 relating to transactions in Class B and Class C Shares, respectively.
Furthermore, MLPF&S received contingent deferred sales charges of $1,778 relating to transactions subject to front-end sales charge waivers in Class D Shares.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of June 30, 2002, the Fund lent securities with a value of $41,847,523 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by MLIM or its affiliates. As of June 30, 2002, cash collateral of $60,480,447 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $140,827,103 was invested in the Merrill Lynch Premier Institutional Fund. For the six months ended June 30, 2002, QA Advisors received $206,083 in securities lending agent fees.

In addition, MLPF&S received $177,981 in commissions on the execution of portfolio security transactions for the Fund for the six months ended June 30, 2002.

Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended June 30, 2002, the Fund reimbursed MLIM
$27,419 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2002 were $423,908,307 and $667,313,461, respectively.

Net realized gains (losses) for the six months ended June 30, 2002 and net unrealized gains (losses) as of June 30, 2002 were as follows:

                                     Realized        Unrealized
                                  Gains (Losses)   Gains (Losses)
Investments:
  Long-term                       $(30,186,413)    $(78,858,309)
                                  ------------     ------------
Total investments                  (30,186,413)     (78,858,309)
                                  ------------     ------------
Currency transactions:
  Forward foreign exchange
    contracts                       23,131,433       (9,758,719)
  Foreign currency transactions       (382,551)          355,429
                                  ------------     ------------
Total currency transactions         22,748,882       (9,403,290)
                                  ------------     ------------
Total                             $ (7,437,531)    $(88,261,599)
                                  ============     ============



As of June 30, 2002, net unrealized depreciation for Federal income tax purposes aggregated $78,858,309, of which $112,339,861 related to appreciated securities and $191,198,170 related to depreciated securities. The aggregate cost of investments at June 30, 2002 for Federal income tax purposes was $1,145,328,508.




Merrill Lynch Global Value Fund, Inc., June 30, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $270,588,558 and $416,139,782 for the six months ended June 30, 2002 and for the year ended December 31, 2001, respectively.

Transactions in capital shares for each class were as follows:

Class A Shares for the Six Months                      Dollar
Ended June 30, 2002                   Shares           Amount

Shares sold                          1,105,613  $    11,383,379
Shares issued to shareholders in
reinvestment of dividends              110,247        1,153,188
                                  ------------  ---------------
Total issued                         1,215,860       12,536,567
Shares redeemed                    (2,675,172)     (27,427,030)
                                  ------------  ---------------
Net decrease                       (1,459,312)  $  (14,890,463)
                                  ============  ===============



Class A Shares for the Year                            Dollar
Ended December 31, 2001               Shares           Amount

Shares sold                          3,438,860  $    42,243,416
Shares issued to shareholders in
reinvestment of distributions          238,599        2,746,276
                                  ------------  ---------------
Total issued                         3,677,459       44,989,692
Shares redeemed                    (7,858,546)     (89,383,034)
                                  ------------  ---------------
Net decrease                       (4,181,087)  $  (44,393,342)
                                  ============  ===============


Class B Shares for the Six Months                      Dollar
Ended June 30, 2002                   Shares           Amount

Shares sold                            998,244  $    10,098,415
Shares issued to shareholders in
reinvestment of dividends              108,622        1,125,326
                                  ------------  ---------------
Total issued                         1,106,866       11,223,741
Automatic conversion of shares     (2,591,660)     (26,368,301)
Shares redeemed                   (16,179,528)    (162,450,679)
                                  ------------  ---------------
Net decrease                      (17,664,322)  $ (177,595,239)
                                  ============  ===============



Class B Shares for the Year                            Dollar
Ended December 31, 2001               Shares           Amount

Shares sold                          4,089,421   $   48,257,723
Shares issued to shareholders in
reinvestment of distributions        2,570,526       29,098,352
                                  ------------  ---------------
Total issued                         6,659,947       77,356,075
Automatic conversion of shares     (5,559,589)     (62,773,029)
Shares redeemed                   (28,268,582)    (320,890,253)
                                  ------------  ---------------
Net decrease                      (27,168,224)  $ (306,307,207)
                                  ============  ===============



Class C Shares for the Six Months                      Dollar
Ended June 30, 2002                   Shares           Amount

Shares sold                            347,900   $    3,538,593
Shares issued to share-
holders in reinvestment
of dividends                            39,604          409,504
                                  ------------  ---------------
Total issued                           387,504        3,948,097
Shares redeemed                    (4,675,505)     (47,163,854)
                                  ------------  ---------------
Net decrease                       (4,288,001)  $  (43,215,757)
                                  ============  ===============



Class C Shares for the Year                            Dollar
Ended December 31, 2001               Shares           Amount

Shares sold                          1,762,644  $    20,769,830
Shares issued to shareholders in
reinvestment of distributions          541,548        6,124,905
                                  ------------  ---------------
Total issued                         2,304,192       26,894,735
Shares redeemed                    (5,167,462)     (58,684,971)
                                  ------------  ---------------
Net decrease                       (2,863,270)  $  (31,790,236)
                                  ============  ===============



Class D Shares for the Six Months                      Dollar
Ended June 30, 2002                   Shares           Amount

Shares sold                            459,879   $    4,648,105
Automatic conversion of shares       2,549,332       26,368,301
Shares issued to shareholders in
reinvestment of dividends              319,774        3,338,447
                                  ------------  ---------------
Total issued                         3,328,985       34,354,853
Shares redeemed                    (6,778,959)     (69,241,952)
                                  ------------  ---------------
Net decrease                       (3,449,974)  $  (34,887,099)
                                  ============  ===============




Class D Shares for the Year                            Dollar
Ended December 31, 2001               Shares           Amount

Shares sold                          4,859,138   $   57,533,121
Automatic conversion of shares       5,479,505       62,773,029
Shares issued to shareholders in
reinvestment of distributions          743,270        8,532,736
                                  ------------  ---------------
Total issued                        11,081,913      128,838,886
Shares redeemed                   (13,965,130)    (162,487,883)
                                  ------------  ---------------
Net decrease                       (2,883,217)  $  (33,648,997)
                                  ============  ===============





5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended June 30, 2002.


6. Commitments:
On June 30, 2002, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase foreign currency with an approximate value of $1,106,000.


7. Capital Loss Carryforward:
On December 31, 2001, the Fund had a net capital loss carryforward of $93,124,524, all of which expires in 2009. This amount will be available to offset like amounts of any future taxable gains.







PORTFOLIO INFORMATION


As of June 30, 2002

                                            Country of        Percent of
Ten Largest Equity Holdings                 Origin            Net Assets

Allied Irish Banks PLC                      Ireland               6.0%
Danske Bank                                 Denmark               6.0
Nestle SA (Registered Shares)               Switzerland           4.5
Suncor Energy, Inc.                         Canada                4.3
ACE Limited                                 United States         3.8
Kinder Morgan Management, LLC               United States         3.3
ALLTEL Corporation                          United States         3.3
SPX Corporation                             United States         3.1
Canon, Inc.                                 Japan                 3.0
Lattice Semiconductor
Corporation                                 United States         2.9


                                                              Percent of
Five Largest Industries                                       Net Assets

Banks                                                            16.5%
Insurance                                                         9.1
Oil & Gas                                                         8.4
Diversified Financials                                            7.1
Food Products                                                     5.5